SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 27, 2005

GLACIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

000-18911	81-0519541
(Commission File Number)	IRS Employer Identification No.

49 Commons Loop
Kalispell, MT 59901
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On April 27, 2005, the shareholders of Glacier Bancorp, Inc. (the “Company”) approved the Glacier Bancorp, Inc. 2005 Stock Incentive Plan (the “2005 Plan”). On February 23, 2005, the Board of Directors had adopted the 2005 Plan, subject to shareholder approval, as the preferred vehicle for making future awards of stock based incentive compensation to eligible employees, consultants, and directors of the Company and its affiliates, and as a successor to the Company’s 1995 Employee Stock Option Plan (the “1995 Plan”), which expired on February 22, 2005.

     Plan participants are eligible for grants in the form of stock options, stock appreciation rights, restricted stock, deferred shares, and performance awards. In view of shareholder approval of the 2005 Plan, the Company will register with the SEC, on a Form S-8 Registration Statement, the 2,500,000 shares of Company common stock (“Shares”) that are available under the 2005 Plan, with no more than 1,700,000 Shares being available for grant in a form other than stock options and stock appreciation rights.

Item 2.02 Financial Statements and Exhibits

     On April 27, 2005, the Company issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information in this Item 2.02 and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     At its meeting on April 27, 2005, the Board of Directors approved an amendment to Article 4 of the Company’s Articles of Incorporation to increase the number of shares of authorized common stock to 78,125,000 from 62,500,000. This amendment, which did not require the approval of Company shareholders, was approved by the Board in connection with a 5-for-4 split of the Company’s common stock. Both the stock split and the amendment to the Articles of Incorporation will be effective May 21, 2005. The first paragraph of Article 4 of the Company’s Articles of Incorporation, as amended, is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements — not applicable.

(b)	Pro forma financial information — not applicable.

(c)	Exhibits

3.1	First Paragraph of Article 4 of Registrant’s Articles of Incorporation.

99.1	Press Release dated April 27, 2005, announcing financial results for the quarter ended March 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005

GLACIER BANCORP, INC.

/s/ Michael J. Blodnick

Michael J. Blodnick
President and Chief Executive Officer

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